EXHIBIT 99.2

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT

QUARTER TO DATE ENDED: SEPTEMBER 30, 2005
(Dollars in Millions)
(UNAUDITED)


                                         TXU Energy       TXU Electric        Corporate        Eliminations /
                                          Holdings          Delivery           & Other            Rounding           Total
                                       --------------    ---------------    --------------    ----------------    ------------
Operating revenues                             2,872                706                 7                (394)           3,191
                                       ---------------------------------------------------------------------------------------

Direct costs and expenses
 Fuel and purchased power costs
  and delivery fees                            1,712                  -                 -                (386)           1,326
 Operating costs                                 152                193                (1)                  1              345
 Depreciation and amortization                    77                122                 2                  (1)             200

                                       ---------------------------------------------------------------------------------------
  Total direct costs and expenses              1,941                315                1                 (386)           1,871
                                       ---------------------------------------------------------------------------------------

Gross margin                                     931                391                6                   (8)           1,320

Other costs and expenses
 Selling, general and administrative
  expenses                                       139                 49               23                   (7)             204
 Non-operating depreciation and
  other amortization                               1                 --                2                   --                3
 Franchise and revenue-based taxes                27                 65                1                   --               93
 Other income                                    (19)                (1)             (14)                  (1)             (35)
 Other deductions                                  6                  3               (2)                  --                7
 Interest income                                 (21)               (15)             (28)                  48              (16)
 Interest expense and related charges            102                 67               85                  (47)             207
                                       ---------------------------------------------------------------------------------------
   Total other costs and expenses                235                168               67                   (7)             463
                                       ---------------------------------------------------------------------------------------

Income (loss) from continuing
 operations before income taxes,
 and extraordinary gain                          696                223              (61)                  (1)             857

Income tax expense (benefit)                     237                 78              (29)                  --              286
                                       ---------------------------------------------------------------------------------------


  Income (loss) from continuing
   operations before extraordinary
   gain                                          459                145              (32)                  (1)             571

Income (loss) from discontinued
 operations, net of tax effect                    (2)                --               (4)                  --               (6)

  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       ---------------------------------------------------------------------------------------

Net income (loss)                                457                145              (36)                  (1)             565

Exchangeable preferred membership
 interest buyback premium                         --                 --               --                                    --

Preference stock dividends                        --                 --               --                   --               --
                                       ---------------------------------------------------------------------------------------

Net income (loss) available to
common shareholders                              457                145              (36)                  (1)             565
                                       =======================================================================================


Average shares of common stock
 outstanding, basic (millions)                                                                                             239
Average shares of common stock
 outstanding, diluted (millions)                                                                                           244

Per share of common stock:
 Basic earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         1.92               0.61            (0.14)                0.00             2.39
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        1.92               0.61            (0.14)                0.00             2.39
  Income (loss) from discontinued
   operations, net of tax effect               (0.01)                --            (0.01)                  --            (0.02)
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 1.91               0.61            (0.15)                  --             2.37

 Diluted earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         1.88               0.59            (0.14)*               0.00             2.33
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        1.88               0.59            (0.14)                0.00             2.33
  Income (loss) from discontinued
   operations, net of tax effect               (0.01)                --            (0.01)                  --            (0.02)
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 1.87               0.59            (0.15)                  --             2.31

Dividends declared                                                                                                       0.563

* Reflects the dilution adjustment ($0 million dilution adjustment / 6 million shares).

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT

QUARTER TO DATE ENDED: SEPTEMBER 30, 2004
(Dollars in Millions)
(UNAUDITED)

                                         TXU Energy       TXU Electric        Corporate        Eliminations /
                                          Holdings          Delivery           & Other           Rounding             Total
                                       --------------    ---------------    --------------    ----------------    ------------

Operating revenues                             2,517                648                7                 (429)           2,743
                                       ---------------------------------------------------------------------------------------

Direct costs and expenses
 Fuel and purchased power
  costs and delivery fees                      1,556                 --               --                 (422)           1,134
 Operating costs                                 145                192               --                   --              337
 Depreciation and amortization                    82                116                7                   (1)             204
                                       ---------------------------------------------------------------------------------------
  Total direct costs and expenses              1,783                308                7                 (423)           1,675
                                       ---------------------------------------------------------------------------------------

Gross margin                                     734                340               --                   (6)           1,068

Other costs and expenses
 Selling, general and administrative
  expenses                                       182                 52               46                   (4)             276
 Non-operating depreciation and other
  amortization                                     1                 --                5                   --                6
 Franchise and revenue-based taxes                28                 66                1                   (1)              94
 Other income                                    (36)                --              (13)                   1              (48)
 Other deductions                                 20                  3               (2)                  (1)              20
 Interest income                                 (13)               (17)             (29)                  45              (14)
 Interest expense and related charges             91                 71               46                  (45)             163
                                       ---------------------------------------------------------------------------------------
   Total other costs and expenses                273                175               54                   (5)             497
                                       ---------------------------------------------------------------------------------------

Income (loss) from continuing
  operations before income taxes,
  and extraordinary gain                         461                165              (54)                  (1)             571

Income tax expense (benefit)                     152                 57              (21)                  --              188
                                       ---------------------------------------------------------------------------------------


 Income (loss) from continuing
   operations before extraordinary gain           309                108              (33)                  (1)             383

Income (loss) from discontinued
  operations, net of tax effect                   (3)                --              289                    1              287

  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       ---------------------------------------------------------------------------------------

Net income (loss)                                306                 108             256                   --              670

Exchangeable preferred membership
  interest buyback premium                        --                 --               --                                    --

Preference stock dividends                        --                 --                5                   --                5
                                       ---------------------------------------------------------------------------------------

Net income (loss) available to
  common shareholders                            306                   108                  251              --              665
                                       =======================================================================================


Average shares of common stock
 outstanding, basic (millions)                                                                                             295
Average shares of common stock
 outstanding, diluted (millions)                                                                                           295

Per share of common stock:
 Basic earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         1.05               0.37            (0.12)                  --             1.30
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --            (0.02)                  --            (0.02)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for
   common stock                                 1.05               0.37            (0.14)                  --             1.28
  Income (loss) from discontinued
   operations, net of tax effect               (0.01)                --             0.98                   --             0.97
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 1.04               0.37             0.84                   --             2.25

 Diluted earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         1.05               0.37            (1.03)*                 --             0.39
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --            (0.02)                  --            (0.02)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common stock        1.05               0.37            (1.05)                  --             0.37
  Income (loss) from discontinued
   operations, net of tax effect               (0.01)                --             0.98                   --             0.97
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 1.04               0.37            (0.07)                  --             1.34

Dividends declared                                                                                                       0.125


* Reflects the dilution adjustment (($268) million dilution adjustment / 0 million shares).

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE

QUARTER TO DATE ENDED SEPTEMBER 30, 2005 VS SEPTEMBER 30, 2004
(Dollars in Millions)
(UNAUDITED)

                                         TXU Energy        TXU Electric       Corporate        Eliminations /
                                          Holdings          Delivery           & Other            Rounding           Total
                                       --------------    ---------------    --------------    ----------------    ------------

Operating revenues                               355                 58               --                   35              448
                                       ---------------------------------------------------------------------------------------

Direct costs and expenses
 Fuel and purchased power costs and
  delivery fees                                  156                 --               --                   36              192
 Operating costs                                   7                  1               (1)                   1                8
 Depreciation and amortization                    (5)                 6               (5)                  --               (4)
                                       ---------------------------------------------------------------------------------------
   Total direct costs and expenses               158                  7               (6)                  37              196
                                       ---------------------------------------------------------------------------------------

Gross margin                                     197                 51                6                   (2)             252

Other costs and expenses
 Selling, general and administrative
  expenses                                       (43)                (3)             (23)                  (3)             (72)
 Non-operating depreciation and other
  amortization                                    --                 --               (3)                  --               (3)
 Franchise and revenue-based taxes                (1)                (1)              --                    1               (1)
 Other income                                     17                 (1)              (1)                  (2)              13
 Other deductions                                (14)                --                -                    1              (13)
 Interest income                                  (8)                 2                1                    3               (2)
 Interest expense and related charges             11                 (4)              39                   (2)              44
                                       ---------------------------------------------------------------------------------------
   Total other costs and expenses                (38)                (7)              13                   (2)             (34)
                                       ---------------------------------------------------------------------------------------

Income (loss) from continuing
 operations before income taxes,
 and extraordinary gain                          235                 58               (7)                  --              286

Income tax expense (benefit)                      85                 21               (8)                  --               98
                                       ---------------------------------------------------------------------------------------


 Income (loss) from continuing
  operations before extraordinary
  gain                                           150                 37                1                   --              188

Income (loss) from discontinued
 operations, net of tax effect                     1                 --             (293)                  (1)            (293)

  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       ---------------------------------------------------------------------------------------

Net income (loss)                                151                 37             (292)                  (1)            (105)

Exchangeable preferred membership
 interest buyback premium                         --                 --               --                   --               --

Preference stock dividends                        --                 --               (5)                  --               (5)
                                       ---------------------------------------------------------------------------------------

Net income (loss) available to
 common shareholders                             151                 37             (287)                  (1)            (100)
                                       =======================================================================================


Average shares of common stock
 outstanding, basic (millions)                                                                                             (56)
Average shares of common stock
 outstanding, diluted (millions)                                                                                           (50)

Per share of common stock:
 Basic earnings:

  Income (loss) from continuing
  operations before extraordinary
   gain                                         0.87               0.24            (0.02)                0.00             1.09
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --             0.02                   --             0.02
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        0.87               0.24             0.00                                  1.11
  Income (loss) from discontinued
    operations, net of tax effect                 --                 --            (0.99)                  --            (0.99)
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 0.87               0.24            (0.99)                  --             0.12

 Diluted earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         0.83               0.22             0.89                 0.00             1.94
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --             0.02                   --             0.02
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        0.83               0.22             0.91                                  1.96
  Income (loss) from discontinued
   operations, net of tax effect                  --                 --            (0.99)                  --            (0.99)
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 0.83               0.22            (0.08)                  --             0.97

Dividends declared                                                                                                       0.438

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT

YEAR TO DATE ENDED: SEPTEMBER 30, 2005
(Dollars in Millions)
(UNAUDITED)

                                        TXU Energy       TXU Electric        Corporate         Eliminations /
                                         Holdings          Delivery            & Other           Rounding            Total
                                       --------------    ---------------    --------------    ----------------    ------------
Operating revenues                             6,902              1,820               19               (1,023)           7,718
                                       ----------------------------------------------------------------------------------------

Direct costs and expenses
 Fuel and purchased power costs
  and delivery fees                            3,984                  -                1               (1,005)           2,980
 Operating costs                                 482                556                2                   (1)           1,039
 Depreciation and amortization                   231                334                6                   --              571
                                       ---------------------------------------------------------------------------------------
   Total direct costs and expenses             4,697                890                9               (1,006)           4,590
                                       ---------------------------------------------------------------------------------------

Gross margin                                   2,205                930               10                  (17)           3,128

Other costs and expenses
 Selling, general and administrative
  expenses                                       368                140               81                  (17)             572
 Non-operating depreciation and other
  amortization                                     3                 --                6                   --                9
 Franchise and revenue-based taxes                77                179                3                   (1)             258
 Other income                                    (28)                (3)             (74)                   1             (104)
 Other deductions                                 18                  9                9                   --               36
 Interest income                                 (42)               (44)             (76)                 127              (35)
 Interest expense and related charges            287                203              228                 (127)             591
                                       ---------------------------------------------------------------------------------------
  Total other costs and expenses                 683                484              177                  (17)           1,327
                                       ---------------------------------------------------------------------------------------

Income (loss) from continuing
 operations before income taxes,
 and extraordinary gain                        1,522                446             (167)                  --            1,801

Income tax expense (benefit)                     515                144             (218)                  --              441
                                       ---------------------------------------------------------------------------------------


  Income (loss) from continuing
    operations before extraordinary gain       1,007                302               51                   --            1,360

Income (loss) from discontinued
operations, net of tax effect                     (6)                --               12                   --                6

  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       ---------------------------------------------------------------------------------------


Net income (loss)                              1,001                302               63                   --            1,366

Exchangeable preferred membership
 interest buyback premium                         --                 --               --                                    --

Preference stock dividends                        --                 --               10                   --               10
                                       ---------------------------------------------------------------------------------------

Net income (loss) available to
 common shareholders                           1,001                302               53                   --            1,356
                                       =======================================================================================


Average shares of common stock
 outstanding, basic (millions)                                                                                             238
Average shares of common stock
 outstanding, diluted (millions)                                                                                           243

Per share of common stock:
 Basic earnings:

  Income (loss) from continuing
   operations before extraordinary gain         4.23               1.27             0.21                (0.00)            5.71
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --            (0.04)                  --            (0.04)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        4.23               1.27             0.17                (0.00)            5.67
  Income (loss) from discontinued
   operations, net of tax effect               (0.02)                --             0.04                   --             0.02
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 4.21               1.27             0.21                (0.00)            5.69

 Diluted earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         4.14               1.24            (1.83)*               0.00             3.55
  Exchangeable preferred membership
   interest buyback premium                       --                 --               --                   --               --
  Preference stock dividends                      --                 --           (0.04)                   --            (0.04)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        4.14               1.24            (1.87)                0.00             3.51
  Income (loss) from discontinued
   operations, net of tax effect               (0.02)                --             0.04                   --             0.02
  Extraordinary gain, net of tax                  --                 --               --                   --               --
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 4.12               1.24            (1.83)                0.00             3.53

Dividends declared                                                                                                       1.688

* Reflects the dilution adjustment (($498) million dilution adjustment / 5 million shares).

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT

YEAR TO DATE ENDED: SEPTEMBER 30, 2004
(Dollars in Millions)
(UNAUDITED)

                                         TXU Energy       TXU Electric       Corporate         Eliminations /
                                          Holdings          Delivery           & Other           Rounding            Total
                                       --------------    ---------------    --------------    ----------------    ------------
Operating revenues                             6,589              1,688               24               (1,123)           7,178
                                       ----------------------------------------------------------------------------------------

Direct costs and expenses
 Fuel and purchased power costs
  and delivery fees                            4,157                 --               (2)              (1,102)           3,053
 Operating costs                                 513                547                3                   (6)           1,057
 Depreciation and amortization                   246                283                8                   --              537
                                       ----------------------------------------------------------------------------------------
   Total direct costs and expenses             4,916                830                9               (1,108)           4,647
                                       ----------------------------------------------------------------------------------------

Gross margin                                   1,673                858               15                  (15)           2,531

Other costs and expenses
 Selling, general and administrative
  expenses                                       494                153              173                  (15)             805
 Non-operating depreciation and other
  amortization                                    22                  3               17                   --               42
 Franchise and revenue-based taxes                80                183                2                   --              265
 Other income                                    (50)                (4)             (23)                   4              (73)
 Other deductions                                301                 23              156                   (3)             477
 Interest income                                 (21)               (42)             (53)                  96              (20)
 Interest expense and related charges            263                212              142                  (96)             521
                                       ---------------------------------------------------------------------------------------
   Total other costs and expenses              1,089                528              414                  (14)           2,017
                                       ---------------------------------------------------------------------------------------

 Income (loss) from continuing
 operations before income taxes,
 and extraordinary gain                          584                330             (399)                  (1)             514

Income tax expense (benefit)                     178                109             (195)                  --               92
                                       ---------------------------------------------------------------------------------------


  Income (loss) from continuing
    operations before extraordinary gain         406                221             (204)                  (1)             422

Income (loss) from discontinued
  operations, net of tax effect                  (33)                --              698                    1              666

  Extraordinary gain, net of tax                  --                 16               --                   --               16
                                       ---------------------------------------------------------------------------------------


Net income (loss)                                373                237              494                   --            1,104

Exchangeable preferred membership
 interest buyback premium                         --                 --              849                                   849

Preference stock dividends                        --                 --               16                   --               16
                                       ---------------------------------------------------------------------------------------

Net income (loss) available to
 common shareholders                             373                237             (371)                  --              239
                                       =======================================================================================


Average shares of common stock
 outstanding, basic (millions)                                                                                             313
Average shares of common stock
 outstanding, diluted (millions)                                                                                           313

Per share of common stock:
 Basic earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         1.30               0.71            (0.65)                0.00             1.36
  Exchangeable preferred membership
   interest buyback premium                       --                 --            (2.72)                  --            (2.72)
  Preference stock dividends                      --                 --            (0.05)                  --            (0.05)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss)  from continuing
   operations available for common
   stock                                        1.30               0.71            (3.42)                0.00            (1.41)
  Income (loss) from discontinued
   operations, net of tax effect               (0.10)                --             2.23                   --             2.13
  Extraordinary gain, net of tax                  --               0.05               --                   --             0.05
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 1.20               0.76            (1.19)                  --             0.77

 Diluted earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         1.30               0.71            (1.51)*                 --             0.50
  Exchangeable preferred membership
   interest buyback premium                       --                 --            (2.72)                  --            (2.72)
  Preference stock dividends                      --                 --            (0.05)                  --            (0.05)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss)  from continuing
   operations available for common
   stock                                        1.30               0.71            (4.28)                  --           (2.27)
  Income (loss) from discontinued
   operations, net of tax effect               (0.10)                --             2.23                   --             2.13
  Extraordinary gain, net of tax                  --               0.05               --                   --             0.05
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 1.20               0.76            (2.05)                  --            (0.09)

Dividends declared                                                                                                       0.375

* Reflects the dilution adjustment (($268) million dilution adjustment / 0 million shares).

TXU CORP. AND SUBSIDIARIES
SEGMENT CONSOLIDATING INCOME STATEMENT - VARIANCE

YEAR TO DATE ENDED SEPTEMBER 30, 2005 VS SEPTEMBER 30, 2004
(Dollars in Millions)
(UNAUDITED)

                                        TXU Energy        TXU Electric       Corporate         Eliminations /
                                         Holdings          Delivery           & Other            Rounding            Total
                                       --------------    ---------------    --------------    ----------------    ------------
Operating revenues                               313                132               (5)                 100              540
                                       ---------------------------------------------------------------------------------------

Direct costs and expenses
 Fuel and purchased power costs
  and delivery fees                             (173)                --                3                   97              (73)
 Operating costs                                 (31)                 9               (1)                   5              (18)
 Depreciation and amortization                   (15)                51               (2)                   -               34
                                       ---------------------------------------------------------------------------------------
   Total direct costs and expenses              (219)                60               --                  102              (57)
                                       ---------------------------------------------------------------------------------------

Gross margin                                     532                 72               (5)                  (2)             597

Other costs and expenses
 Selling, general and administrative
  expenses                                      (126)               (13)             (92)                  (2)            (233)
 Non-operating depreciation and other
  amortization                                   (19)                (3)             (11)                  --              (33)
 Franchise and revenue-based taxes                (3)                (4)               1                   (1)              (7)
 Other income                                     22                  1              (51)                  (3)             (31)
 Other deductions                               (283)               (14)            (147)                   3             (441)
 Interest income                                 (21)                (2)             (23)                  31              (15)
 Interest expense and related charges             24                 (9)              86                  (31)              70
                                       ---------------------------------------------------------------------------------------
   Total other costs and expenses               (406)               (44)            (237)                  (3)            (690)
                                       ---------------------------------------------------------------------------------------

Income (loss) from continuing
 operations before income taxes,
 and extraordinary gain                          938                116              232                    1            1,287

Income tax expense (benefit)                     337                 35              (23)                  --              349
                                       ---------------------------------------------------------------------------------------


 Income (loss) from continuing
  operations before extraordinary
  gain                                           601                 81              255                    1              938

Income (loss) from discontinued
  operations, net of tax effect                   27                 --             (686)                  (1)            (660)

 Extraordinary gain, net of tax                   --               (16)               --                   --              (16)
                                       ---------------------------------------------------------------------------------------


Net income (loss)                                628                 65             (431)                  --              262

Exchangeable preferred membership
 interest buyback premium                         --                 --             (849)                  --             (849)

Preference stock dividends                        --                 --               (6)                  --               (6)
                                       ---------------------------------------------------------------------------------------

Net income (loss) available to
 common shareholders                             628                 65              424                   --            1,117
                                       =======================================================================================


Average shares of common stock
 outstanding, basic (millions)                                                                                             (74)
Average shares of common stock
 outstanding, diluted (millions)                                                                                           (69)

Per share of common stock:
 Basic earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         2.93               0.56             0.86                (0.00)            4.35
  Exchangeable preferred membership
   interest buyback premium                       --                 --             2.72                   --             2.72
  Preference stock dividends                      --                 --             0.01                   --             0.01
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        2.93               0.56             3.59                (0.00)            7.08
  Income (loss) from discontinued
   operations, net of tax effect                0.08                 --            (2.19)                  --            (2.11)
  Extraordinary gain, net of tax                  --              (0.05)              --                   --            (0.05)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 3.01               0.51             1.40                (0.00)            4.92

 Diluted earnings:

  Income (loss) from continuing
   operations before extraordinary
   gain                                         2.84               0.53            (0.32)                0.00             3.05
  Exchangeable preferred membership
   interest buyback premium                       --                 --             2.72                   --             2.72
  Preference stock dividends                      --                 --             0.01                   --             0.01
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) from continuing
   operations available for common
   stock                                        2.84               0.53             2.41                 0.00             5.78
  Income (loss) from discontinued
   operations, net of tax effect                0.08                 --            (2.19)                  --            (2.11)
  Extraordinary gain, net of tax                  --              (0.05)              --                   --            (0.05)
                                       -------------      -------------    -------------        -------------    -------------
  Net income (loss) available for
   common stock                                 2.92               0.48             0.22                 0.00             3.62

Dividends declared                                                                                                       1.313

TXU CORP. AND SUBSIDIARIES
CONDENSED STATEMENTS OF CONSOLIDATED CASH FLOWS
(UNAUDITED)

                                                                                                          Nine Months Ended
                                                                                                            September 30,
                                                                                                    -------------     -------------
                                                                                                         2005              2004
                                                                                                    -------------     -------------
                                                                                                        (MILLIONS OF DOLLARS)
Cash flows - operating activities:
   Income from continuing operations                                                                 $     1,360       $       422
   Adjustments to reconcile income from continuing operations to cash provided by operating activities:
      Depreciation and amortization                                                                          627               627
      Deferred income taxes and investment tax credits -- net                                                 99               (17)
      (Gain) loss on early extinguishment of debt                                                             (1)               54
      Net effect of unrealized mark-to-market valuations of commodity contracts                               87                92
      Asset write-down charges                                                                                --               189
      Decrease in accrued lease liability for out-of-service assets                                          (12)               --
      Gain from sale of assets                                                                               (48)              (65)
      Change in regulatory-related liabilities                                                               (60)              (61)
      Net litigation settlement charge                                                                        --               100
      Charge for contract counterparty nonperformance                                                         12                --
      Stock-based compensation expense                                                                        24                33
      Amortization of losses on dedesignated cash flow hedges                                                 18                19
      Bad debt expense                                                                                        37                76
   Changes in operating assets and liabilities                                                               (88)             (174)
                                                                                                    -------------     -------------
        Cash provided by operating activities                                                              2,055             1,295
                                                                                                    -------------     -------------

Cash flows - financing activities:
   Issuances of securities:
      Long-term debt                                                                                          71             1,590
      Common stock                                                                                             6                 9
   Retirements/repurchases of securities:
      Long-term debt held by subsidiary trusts                                                                --              (237)
      Equity-linked debt                                                                                     (31)             (423)
      Other long-term debt                                                                                  (236)           (1,826)
      Exchangeable preferred membership interests                                                              -              (750)
      Common stock                                                                                          (548)           (1,226)
      Preference stock                                                                                      (300)               --
      Preferred stock of subsidiaries                                                                        (38)
   Change in notes payable:
      Banks                                                                                                  390               565
   Cash dividends paid:
      Common stock                                                                                          (408)             (120)
      Preference stock                                                                                       (11)              (16)
   Premium paid for redemption of exchangeable preferred membership interests                                 --           (1,102)
   Excess tax benefit on stock-based compensation                                                             28                --
   Debt premium, discount, financing and reacquisition expenses                                              (35)              (42)
                                                                                                    -------------     -------------
        Cash used in financing activities                                                                 (1,112)           (3,578)
                                                                                                    -------------     -------------

Cash flows - investing activities:
   Capital expenditures                                                                                     (735)             (543)
   Nuclear fuel                                                                                              (57)              (46)
   Dispositions of businesses                                                                                 --             2,785
   Proceed from sales of assets                                                                               42                20
   Other                                                                                                      (4)              (28)
                                                                                                    -------------     -------------
        Cash provided by (used in) investing activities                                                     (754)            2,188
                                                                                                    -------------     -------------

Discontinued operations:
   Cash provided by (used in) operating activities                                                           (37)               95
   Cash used in financing activities                                                                           -               (60)
   Cash used in investing activities                                                                          (3)             (177)
                                                                                                    -------------     -------------
        Cash used in discontinued operations                                                                 (40)             (142)
                                                                                                    -------------     -------------

Net change in cash and cash equivalents                                                                      149              (237)

Cash and cash equivalents -- beginning balance                                                               106               829
                                                                                                    -------------     -------------

Cash and cash equivalents -- ending balance                                                         $        255       $       592
                                                                                                    =============     =============

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2005
(DOLLARS IN MILLIONS)
(UNAUDITED)

                                         TXU Energy       TXU Electric                         Eliminations/
                                          Holdings          Delivery           Other             Rounding             Total
                                       --------------    ---------------    --------------    ----------------    ------------
                     ASSETS
Current assets
 Cash and cash equivalents                       235                  2               18                   --              255
 Restricted cash                                  16                 52               --                   --               68
 Advances to affiliates                        1,346                 --               --               (1,346)              --
 Accounts receivable - trade                   1,158                123              459                 (415)           1,325
 Income taxes receivable                          --                 --               21                  (21)              --
 Accounts receivable - affiliates                 --                361               21                 (382)              --
 Notes or other receivables due
  from affiliates                                 --                 33               --                  (33)              --
 Inventories                                     348                 55                2                   --              405
 Commodity contract assets                     2,216                 --               --                   --            2,216
 Cash flow hedge and other
  derivative assets                               33                 --                2                   (1)              34
 Accumulated deferred income taxes               126                 --               91                  (14)             203
 Other current assets                            498                 57               16                   (1)             570
                                       ---------------------------------------------------------------------------------------
   Total current assets                        5,976                683              630               (2,213)           5,076
                                       ---------------------------------------------------------------------------------------

Investments
 Restricted cash                                  --                 13                4                   --               17
 Other investments                               540                 80            7,183               (7,121)             682
Property, plant and equipment - net            9,863              6,941              118                   18           16,940
Notes or other receivables due
from affiliates                                    -                362               --                 (362)              --
Goodwill                                         517                 25               --                   --              542
Regulatory assets - net                           --              1,808               --                   --            1,808
Commodity contract assets                        427                 --               --                   --              427
Cash flow hedge and other derivative
assets                                            45                 --               11                   --               56
Other noncurrent assets                          231                108              745                 (756)             328
Assets held for sale                              --                 --               --                   --               --
                                       ---------------------------------------------------------------------------------------
   Total assets                               17,599             10,020            8,691              (10,434)          25,876
                                       =======================================================================================

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
          & SHAREHOLDERS' EQUITY

Current liabilities
 Notes payable - banks                           460                140               --                   --              600
 Advances from affiliates                         --                 65            1,281               (1,346)              --
 Long-term debt due currently                    401                 92              698                    1            1,192
 Accounts payable - trade                        995                 82              422                 (414)           1,085
 Accounts payable - affiliates                   384                 --               --                 (384)              --
 Notes or other liabilities due to
  affiliates                                      33                 --               --                  (33)              --
 Commodity contract liabilities                2,013                 --               --                   --            2,013
 Cash flow hedge and other derivative
  liabilities                                    220                 --                9                   --              229
 Litigation and other settlement
  accruals                                                           11              223                   --              234
 Other current liabilities                     1,202                347              298                  (39)           1,808
                                       ---------------------------------------------------------------------------------------
   Total current liabilities                   5,708                737            2,931               (2,215)           7,161
                                       ---------------------------------------------------------------------------------------

Accumulated deferred income taxes              2,022              1,497               --                 (699)           2,820
Investment tax credits                           330                 59               --                   --              389
Commodity contract liabilities                   703                 --               --                   --              703
Cash flow hedge and other derivative
  liabilities                                     38                 --               35                   --               73
Notes or other liabilities due to
  affiliates                                     362                 --               --                 (362)              --
Long-term debt, less amounts due
  currently                                    2,946              4,137            4,234                    1           11,318
Other noncurrent liabilities and
  deferred credits                               884                570            1,191                  (57)           2,588
Liabilities held for sale                         --                 --               --                   --               --
                                       ---------------------------------------------------------------------------------------
   Total liabilities                          12,993              7,000            8,391               (3,332)          25,052
                                       ---------------------------------------------------------------------------------------

Preferred securities of subsidiaries             523                 --             (523)                  --               --

Shareholders' equity
 Preference stock - not subject to
  mandatory redemption                            --                 --               --                   --               --
 Common stock                                     --                 --                2                   --                2
 Additional paid in capital                    2,089              2,093            2,335               (4,182)           2,335
 Retained earnings (deficit)                   2,144                955           (1,329)              (3,098)          (1,328)
 Accumulated other comprehensive
  income (loss)                                 (150)               (28)            (185)                 178             (185)
                                       ---------------------------------------------------------------------------------------
   Total shareholders' equity                  4,083              3,020              823               (7,102)             824
                                       ---------------------------------------------------------------------------------------
   Total liabilities, preferred
    securities of subsidiaries &
    shareholders' equity                      17,599             10,020            8,691              (10,434)          25,876
                                       =======================================================================================

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2004
(UNAUDITED)

                                         TXU Energy        TXU Electric                        Eliminations/
                                          Holdings          Delivery            Other            Rounding            Total
                                       --------------    ---------------    --------------    ----------------    ------------
                    ASSETS
Current assets
 Cash and cash equivalents                        70                 --               36                   --              106
 Restricted cash                                   6                 43               --                   --               49
 Advances to affiliates                          686                 --               --                 (686)              --
 Accounts receivable - trade                   1,139                 72              400                 (337)           1,274
 Income taxes receivable                          --                 --              234                 (209)              25
 Accounts receivable - affiliates                 --                194               --                 (194)              --
 Notes or other receivables due
  from affiliates                                 --                 49               --                  (49)              --
 Inventories                                     284                 33                3                   --              320
 Commodity contract assets                       546                 --               --                   --              546
 Cash flow hedge and other
  derivative assets                                4                 --               --                   --                4
 Accumulated deferred income taxes                94                 --              130                   --              224
 Other current assets                            139                 31               85                   (6)             249
                                    -------------------------------------------------------------------------------------------
   Total current assets                        2,968                422              888               (1,481)           2,797
                                    -------------------------------------------------------------------------------------------

Investments
 Restricted cash                                  15                 13               19                    -               47
 Other investments                               538                 49            6,354               (6,277)             664
Property, plant and equipment -
 net                                           9,920              6,609              147                   --           16,676
Notes or other receivables due
 from affiliates                                  --                386               --                 (386)              --
Goodwill                                         517                 25               --                   --              542
Regulatory assets - net                            -              1,891               --                   --            1,891
Commodity contract assets                        315                 --               --                   --              315
Cash flow hedge and other
  derivative assets                                4                 --               (2)                  --                2
Other noncurrent assets                          221                 98              725                 (761)             283
Assets held for sale                              17                 --                7                   --               24
                                    -------------------------------------------------------------------------------------------
   Total assets                               14,515              9,493            8,138               (8,905)          23,241
                                    ==========================================================================================

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
      & SHAREHOLDERS' EQUITY

Current liabilities
 Notes payable - banks                           210                 --               --                   --              210
 Advances from affiliates                         --                 63              623                 (686)              --
 Long-term debt due currently                     31                182               15                    1              229
 Accounts payable - trade                        956                 89              370                 (338)           1,077
 Accounts payable - affiliates                   191                 --                2                 (193)              --
 Notes or other liabilities due to
  affiliates                                      49                 --               --                  (49)              --
 Commodity contract liabilities                  491                 --               --                   --              491
 Cash flow hedge and other
  derivative liabilities                         113                 --               --                   --              113
 Litigation and other settlement
  accruals                                                           21              370                   --              391
 Other current liabilities                       803                362              368                 (216)           1,317
                                    -------------------------------------------------------------------------------------------
   Total current liabilities                   2,844                717            1,748               (1,481)           3,828
                                    -------------------------------------------------------------------------------------------

Accumulated deferred income taxes              1,927              1,524               --                 (730)           2,721
Investment tax credits                           342                 63               --                   --              405
Commodity contract liabilities                   347                 --               --                   --              347
Cash flow hedge and other derivative
 liabilities                                      66                 --               17                   --               83
Notes or other liabilities due to
 affiliates                                      386                 --               --                 (386)              --
Long-term debt, less amounts due
 currently                                     3,226              4,199            4,987                   --           12,412
Other noncurrent liabilities and
 deferred credits                              1,269                303            1,219                  (29)           2,762
Liabilities held for sale                          6                 --               --                    -                6
                                    -------------------------------------------------------------------------------------------
   Total liabilities                          10,413              6,806            7,971               (2,626)          22,564
                                    -------------------------------------------------------------------------------------------

Preferred securities of
 subsidiaries                                    511                 --             (473)                  --               38

Shareholders' equity
 Preference stock - not subject to
  mandatory redemption                            --                 --              300                   --              300
 Common stock                                     --                 --                2                   --                2
 Additional paid in capital                    2,781              2,061            2,807               (4,843)           2,806
 Retained earnings (deficit)                     961                653           (2,283)              (1,614)          (2,283)
 Accumulated other comprehensive
  income (loss)                                 (151)               (27)            (186)                 178             (186)
                                    ------------------------------------------------------------------------------------------
   Total shareholders' equity                  3,591              2,687              640               (6,279)             639
                                    ------------------------------------------------------------------------------------------
   Total liabilities, preferred
    securities of subsidiaries &
    shareholders' equity                      14,515              9,493            8,138               (8,905)          23,241
                                    ==========================================================================================

TXU CORP. AND SUBSIDIARIES
--------------------------------------------------------------------------------

CONSOLIDATING BALANCE SHEET - VARIANCE
SEPTEMBER 30, 2005 VS DECEMBER 31, 2004
(DOLLARS IN MILLIONS)
(UNAUDITED)


                                         TXU Energy       TXU Electric                         Eliminations/
                                          Holdings         Delivery             Other           Rounding             Total
                                       --------------    ---------------    --------------    ----------------    ------------
                   ASSETS
Current assets
 Cash and cash equivalents                       165                  2              (18)                  --              149
 Restricted cash                                  10                  9               --                   --               19
 Advances to affiliates                          660                 --               --                 (660)              --
 Accounts receivable - trade                      19                 51               59                  (78)              51
 Income taxes receivable                          --                 --             (213)                 188              (25)
 Accounts receivable - affiliates                 --                167               21                 (188)              --
 Notes or other receivables due
  from affiliates                                 --                (16)              --                   16               --
 Inventories                                      64                 22               (1)                  --               85
 Commodity contract assets                     1,670                 --               --                   --            1,670
 Cash flow hedge and other
  derivative assets                               29                 --                2                   (1)              30
 Accumulated deferred income taxes                32                 --              (39)                 (14)             (21)
 Other current assets                            359                 26              (69)                   5              321
                                       ---------------------------------------------------------------------------------------
   Total current assets                        3,008                261             (258)                (732)           2,279
                                       ---------------------------------------------------------------------------------------

Investments
 Restricted cash                                 (15)                --              (15)                  --              (30)
 Other investments                                 2                 31              829                 (844)              18
Property, plant and equipment -
 net                                             (57)               332              (29)                  18              264
Notes or other receivables due
 from affiliates                                  --                (24)              --                   24               --
Goodwill                                          --                 --               --                   --               --
Regulatory assets - net                           --                (83)              --                   --              (83)
Commodity contract assets                        112                 --               --                   --              112
Cash flow hedge and other
 derivative assets                                41                 --               13                   --               54
Other noncurrent assets                           10                 10               20                    5               45
Assets held for sale                             (17)                --               (7)                  --              (24)
                                       ---------------------------------------------------------------------------------------
   Total assets                                3,084                527              553               (1,529)           2,635
                                       =======================================================================================

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES
          & SHAREHOLDERS' EQUITY

Current liabilities
 Notes payable - banks                           250                140               --                   --              390
 Advances from affiliates                         --                  2              658                 (660)              --
 Long-term debt due currently                    370                (90)             683                   --              963
 Accounts payable - trade                         39                 (7)              52                  (76)               8
 Accounts payable - affiliates                   193                 --               (2)                (191)              --
 Notes or other liabilities due
  to affiliates                                  (16)                --               --                   16               --
 Commodity contract liabilities                1,522                 --               --                   --            1,522
 Cash flow hedge and other
  derivative liabilities                         107                 --                9                   --              116
 Litigation and other settlement
  accruals                                        --                (10)            (147)                  --             (157)
 Other current liabilities                       399                (15)             (70)                 177              491
                                       ---------------------------------------------------------------------------------------
   Total current liabilities                   2,864                 20            1,183                 (734)           3,333
                                       ---------------------------------------------------------------------------------------

Accumulated deferred income taxes                 95                (27)              --                   31               99
Investment tax credits                           (12)                (4)              --                   --              (16)
Commodity contract liabilities                   356                 --               --                   --              356
Cash flow hedge and other
 derivative liabilities                          (28)                --               18                   --              (10)
Notes or other liabilities due
  to affiliates                                  (24)                --               --                   24               --
Long-term debt, less amounts due
  currently                                     (280)               (62)            (753)                   1           (1,094)
Other noncurrent liabilities and
  deferred credits                              (385)               267              (28)                 (28)            (174)
Liabilities held for sale                         (6)                --                -                    -               (6)
                                       ---------------------------------------------------------------------------------------
   Total liabilities                           2,580                194              420                 (706)           2,488
                                       ---------------------------------------------------------------------------------------

Preferred securities of
 subsidiaries                                     12                 --              (50)                  --              (38)

Shareholders' equity
 Preference stock - not subject to
  mandatory redemption                            --                 --             (300)                  --             (300)
 Common stock                                     --                 --               --                   --               --
 Additional paid in capital                     (692)                32             (472)                 661             (471)
 Retained earnings (deficit)                   1,183                302              954               (1,484)             955
 Accumulated other comprehensive
  income (loss)                                    1                 (1)               1                   --                1
                                       ---------------------------------------------------------------------------------------
   Total shareholders' equity                    492                333              183                 (823)             185
                                       ---------------------------------------------------------------------------------------
   Total liabilities, preferred
    securities of subsidiaries &
    shareholders' equity                       3,084                527              553               (1,529)           2,635
                                       =======================================================================================


TXU CORP. REGULATORY SUMMARY (SEPTEMBER 30, 2005)

COMPANY                       SUMMARY/EVENTS
------------------------- ------------------------------------------------------

TXU Energy                    PRICE TO BEAT (PTB) applies to former franchise
                              area residential and small/medium business (< 1MW of load) customers. Until 1/1/05 TXU Energy was permitted to offer only one rate -- the PTB -- to residential customers. TXU Energy has been permitted to offer rates other than the PTB to small/medium commercial customers since 2004 and as of 1/1/05 can offer rates other than the PTB to residential customers. TXU Energy must also make service at the PTB price available until 1/1/07.
                              The fuel component of the PTB can be changed twice per year if gas prices (20-day average of NYMEX
                              12-month strip) change by more than 5% (10% after 11/15 of any year) from the current price upon which PTB fuel factor is based. Changes in the PTB fuel factor are initiated by TXU Energy through a filing with the PUC.
                              PUC NO. 31004 - Application of TXU Energy Retail
                              Company to Increase Price to Beat Fuel Factor filed April 15, 2005
                              + Requested 20.8% increase in PTB fuel factor.
                              + Resulted in a 9.9% increase to residential customers using 1,000 kWh per month.
                              + Approved by the PUC on May 11, 2005.
                              PUC NO. 31830 - Application of TXU Energy Retail
                              Company to Increase Price to Beat Fuel Factor filed October 4, 2005
                              + Requested discounted PTB fuel factor based on natural gas price of $9.743 per MMBtu, resulting in a 12.4% increase to residential customers using
                              1,000 kWh per month.
                              + Discount will expire 12-31-05 and PTB rate will reflect commodity price levels as of the filing date.
                              + Approved by the PUC on October 28, 2005.

TXU Electric Delivery         TXU ELECTRIC DELIVERY GENERAL RATE CASE:
                              Authorized ROE of 11.25%, Capital structure of 60%
                              Debt, 40% Equity. Reports are filed annually for review with the PUC.

                              In 2004, certain cities within TXU Electric
                              Delivery's historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU Electric Delivery, which have been established by the Public Utility Commission, are just and reasonable. Twenty-three cities passed such resolutions (and eleven passed resolutions supporting the other cities). TXU Electric Delivery has the right to appeal any city action to the Public Utility Commission. In the fourth quarter of 2004, TXU Electric Delivery recorded a $21 million charge, reported in other deductions, for estimated settlement payments arising from the resolution of these inquiries. The settlement agreement, which was finalized February 22, 2005, avoids any immediate rate actions, but requires TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery has offered the benefits of the settlement to non-litigant cities. For the nine months ended September 30, 2005, TXU Electric Delivery has made payments of approximately $11.6 million under the terms of the settlement. The final settlement amount, including non-litigant cities, is $22 million, resulting in an additional $1 million accrual in September 2005.
                              PUC NO. 30655 - Petition of TXU Electric Delivery Company for Approval of Transmission Cost Recovery Factor (TCRF) Update
                              + The PUC approved TXU Electric Delivery's proposed TCRF on February 23, 2005 (with new TCRF rates effective March 1, 2005)
                              + The TCRF increase will increase annualized revenues by about $1.6 million.
                              PUC NO. 31371 - Petition of TXU Electric Delivery Company for Approval of Transmission Cost Recovery Factor (TCRF) Update
                              + Filed July 18, 2005; new TCRF rates effective September 1, 2005
                              + Decrease to annualized revenues of about $8.6 million annually, due to reduction in LCRA's transmission service rate.
                              PUC NO. 30802 - Application of TXU Electric
                              Delivery Company for Interim Update of Wholesale Transmission Rates filed February 28, 2005
                              + New rate approved and effective April 29, 2005
                              + Total annualized revenue increase of $23 million

                                     1 of 1

TXU CORP. SUMMARY OF SIGNIFICANT LEGAL PROCEEDINGS (SEPTEMBER 30, 2005)

-----------------  ------------------------------------  ----------------------------------------------------
DATE FILED         CASE INFORMATION                      SUMMARY AND STATUS
-----------------  ------------------------------------  ----------------------------------------------------
Sep 05             FLAHERTY & CRUMRINE PREFERRED         Putative class action filed against TXU Corp. and
                   INCOME FUND INCORPORATED ET AL. V.    its CEO C. John Wilder alleging violations of the
                   TXU CORP. ET AL. Civil Action No.     Securities Exchange Act of 1934 regarding the
                   3:05CV1784-G; United States           disclosures concerning the company's evaluation of
                   District Court for the Northern       its dividend policy in connection with the tender
                   District of Texas, Dallas Division    offer for certain securities in September and
                                                         October 2004. The defendants have not yet filed a
                                                         response to this litigation but expect to respond
                                                         with a Motion to Dismiss after the Court enters an
                                                         order appointing a lead plaintiff.
-----------------  ------------------------------------  ----------------------------------------------------
Mar 05             SEC SUBPOENA                          Subpoena requires documents and information from
                                                         1/1/01 through 3/31/03.  Subpoena states it is a
                                                         fact finding inquiry and that no violation of law
                                                         has been concluded.  TXU Corp. has responded and
                                                         will continue to cooperate with the SEC.
-----------------  ------------------------------------  ----------------------------------------------------
Feb 05             UTILITY CHOICE, L.P. AND CIRRO        Claims that defendants engaged in anticompetitive
                   GROUP, INC. V. TXU CORP, ET AL;       conduct in violation of federal and state
                   Civil Action No. H-05-573; United     antitrust law.  The Court has entered a scheduling
                   States District Court for the         order setting this case for trial on April 3,
                   Southern District of Texas,           2006.  The defendants have filed a Motion to
                   Houston Division                      Dismiss this case, however, the Court has not
                                                         ruled on the motion.  Discovery is underway.
-----------------  ------------------------------------  ----------------------------------------------------
Dec 04 -           IN RE NATURAL GAS ANTI-TRUST CASES    Ten lawsuits filed in various California superior
Oct 04             I, II, III, IV, AND V; Civil          courts by purported customers against TXU Corp.
                   Action in San Diego Superior Court.   and certain subsidiaries and other California
                                                         natural gas market participants. The suits allege
                                                         that by summer of 2000, defendants manipulated
                                                         natural gas prices in California in violation of
                                                         the Cartwright Act and other California state laws.
                                                         Discovery is in process.

-----------------  ------------------------------------  ----------------------------------------------------
Feb 04             PATRICK GOODENOUGH, ET AL., ON        Plaintiffs sought to represent a class of
                   BEHALF OF THE TXU THRIFT PLAN, AND    participants in employee benefit plans claiming
                   ALL OTHER PERSONS SIMILARLY           violation of ERISA.  The Plaintiffs' second class
                   SITUATED, VS. TXU CORP. ET AL.;       certification motion was denied and the case was
                   Case No. 3:02CV2573-K;  United        dismissed without prejudice on September 29,
                   States District Court for the         2005.  The Plaintiffs have filed an appeal of the
                   Northern District of Texas, Dallas    dismissal to the Fifth Circuit Court of Appeals.
                   Division
-----------------  ------------------------------------  ----------------------------------------------------
Oct 03             TXU EUROPE CLAIMS                     On January 28, 2005, TXU entered into a settlement
                                                         agreement providing for payment of approximately
                                                         $220 million to the administrators of TXU Europe
                                                         Ltd in order to resolve the claims and potential
                                                         claims of the TXU Europe companies and creditors
                                                         of those companies against TXU and its directors
                                                         and officers associated with losses from TXU
                                                         Europe.  Creditor groups approved the settlement
                                                         but two creditors appealed.  The Court overruled
                                                         the objection, all of the conditions giving rise
                                                         to the obligations of the Company under the
                                                         agreement were satisfied and the amount owed under
                                                         the agreement was paid in October 2005.
-----------------  ------------------------------------  ----------------------------------------------------
Jul 03             TEXAS COMMERCIAL ENERGY V. TXU        Filing by an ERCOT market participant against TXU
                   ENERGY, INC., ET AL.; Civil Action    Energy and other wholesale market participants in
                   No. C-03-249; United States           ERCOT asserting antitrust and other claims. TXU
                   District Court for the Southern       Energy filed a motion to dismiss which was granted
                   District of Texas, Corpus Christi     and affirmed on appeal by the Fifth Circuit.  TCE
                   Division                              has filed pleadings seeking further appellate
                                                         review of this decision by the United States
                                                         Supreme Court.
-----------------  ------------------------------------  ----------------------------------------------------
Mar 03             KIMBERLY PAIGE KILLEBREW V. TXU       Filing made by an alleged retail consumer of
                   CORP. ET AL.; Civil Action No.        electricity asserting defendants engaged in
                   3:04CV806-K; United States            manipulation of the wholesale electric market and
                   District Court for the Northern       violation of antitrust and other laws.  This
                   District of Texas, Dallas Division    action was dismissed with entry of an Agreed
                                                         Dismissal Order on September 8, 2005.
-----------------  ------------------------------------  ----------------------------------------------------
Jan 03             RICHARD SCHWARTZ, ET AL., V. TXU      A consolidated case alleging violations of the
Dec 02             CORP ET AL.; Civil Action No.:        Securities Act of 1933 and the Securities Exchange
Nov 02             3:02-CV-2243-K;  United States        Act of 1934.  The case has been settled in
Oct 02             District Court for the Northern       exchange for payment of $150 million, at least
                   District of Texas, Dallas Division    $101 million of which has been paid by TXU's D&O
                                                         insurance carriers. The Court granted preliminary
                                                         approval of the settlement and conducted a hearing
                                                         on final approval on June 23, 2005. The Court has
                                                         not yet entered an order on the Motion for Final
                                                         Approval.

-----------------  ------------------------------------  ----------------------------------------------------
Oct 02             BRUCE GIRDAUSKAS, DERIVATIVELY ON     Derivative filing made by a purported shareholder
                   BEHALF OF TXU CORP. VS. TXU CORP.     alleging breach of fiduciary duty.  Plaintiff
                   ET AL; Cause No.  02-10191; 116th     failed to make a pre-suit demand upon the
                   Judicial District Court of Dallas     directors as required by law, and the case is
                   County, Texas                         currently stayed.
-----------------  ------------------------------------  ----------------------------------------------------

(1) Although it cannot predict the outcome of each of the litigation matters described above, TXU Corp. believes that each is without merit and intends to vigorously defend them. Detailed descriptions of these proceedings are available in the company's 10-K and 10-Q filings with the SEC.

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